UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                        ____________________________

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

    Date of report (Date of earliest event reported):  September 18, 2006



                  HEIDRICK & STRUGGLES INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in Charter)


        Delaware                 0-25837               36-2681268
     (State or Other     (Commission File Number)    (IRS Employer
     Jurisdiction of                               Identification No.)
     Incorporation)


                     233 South Wacker Drive, Suite 4200
                        Chicago, Illinois  60606-6303
            (Address of Principal Executive Offices and Zip Code)

                               (312) 496-1200
            (Registrant's Telephone Number, Including Area Code)

        (Former Name or Former Address, if Changed Since Last Report)



   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):


   / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


   / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


   / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


   / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





   Item 1.01 Entry into a Material Definitive Agreement


        On September 18, 2006, Heidrick & Struggles International, Inc. (the "Company") entered into a Purchase Agreement (the "Agreement") by and among Hudson Highland Group, Inc., Highland Partners Co (Canada), Highland Partners (Aust) Pty Ltd and Highland Partners Limited (collectively, the "Highland Parties"), and the Company, Heidrick & Struggles Canada, Inc. and Heidrick & Struggles Australia Ltd. (collectively, the "Heidrick Parties"). Pursuant to the terms of the Agreement, the Heidrick Parties have agreed to purchase the Highland Partners executive search business (the "Business") from the Highland Parties for $36.6 million in cash to be paid at closing and up to $15 million of additional cash consideration contingent upon the performance of the Business in 2007 and 2008. The closing of the transactions contemplated by the Agreement is subject to customary closing conditions and is expected to occur in the fourth quarter of 2006.

        A copy of the Agreement and a press release issued by the Company on September 18, 2006 announcing the execution of the Agreement are filed herewith as Exhibits 10.1 and 99.1, respectively, and are incorporated herein by reference.

   Item 9.01 Financial Statements and Exhibits

        (d)  Exhibits:


             10.1 Purchase Agreement, dated as of September 18, 2006, by and among Hudson Highland Group, Inc., Highland
                  Partners Co (Canada), Highland Partners (Aust) Pty Ltd and Highland Partners Limited, and the Company,
                  Heidrick & Struggles Canada, Inc. and Heidrick & Struggles Australia, Ltd.

             99.1 Press release dated September 18, 2006.





                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 HEIDRICK & STRUGGLES INTERNATIONAL,
                                 INC.




   Date:  September 20, 2006     By:  /s/ K. Steven Blake
                                      ------------------------
                                      Name: K. Steven Blake
                                      Title: Secretary and
                                             General Counsel